UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 22, 2006

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             NEVADA                                           30-0233726
-------------------------------                         ---------------------
(State or other jurisdiction of                            (I.R.S. Employer
 incorporation or organization)                         Identification Number)

                 202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
                 ----------------------------------------------
                    (Address of principal executive offices)

                                     050051
                                   ----------
                                   (Zip Code)

                                +7 (3272) 375-125
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         In response to comments raised by the staff of the Securities and Exchange Commission ("SEC"), in connection with its review of the SB-2 registration statement filed by the Company in October 2005, the SEC petroleum engineering staff conducted a review of our estimates of proved reserves, which were the proved reserves we provided in our Form 10-KSB annual report for 2005. Our statement of estimated proved reserves was based upon an evaluation conducted by Chapman Petroleum Engineering, Ltd., an independent petroleum engineering firm in Calgary, Canada ("Chapman Petroleum"). Based on the staff's comments, the Company and Chapman Petroleum commenced a review of the estimated proved reserves evaluation contained in the Chapman Petroleum report. In the Form 10-KSB annual report, the Company disclosed estimated proved reserves of oil and natural gas total 40,914 MBbls BOE. Following the review of the Chapman Petroleum report by the Company and Chapman, it was determined that the estimated proved reserves of oil and natural gas as of March 31, 2005, should have been 13,160 MBbls BOE under the SEC reporting standards. Based on this review and after consultation with the Audit Committee of the Company's Board of Directors and independent registered public accounting firm, on March 22, 2006, the Company concluded that its audited consolidated financial statements for the year ended March 31, 2005, and the unaudited consolidated financial statements for the quarterly periods ended June 30, 2005, September 30, 2005 and December 31, 2005 require restatement in those periods relating to the Company's calculation of depletion. The change in estimated proved reserves directly effects the calculation of depletion.

         Because of the restatement, the Company's previously issued consolidated financial statements which are included in its Annual Report on Form 10-KSB for the year ended March 31, 2005 and Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2005, September 30, 2005 and December 31, 2005 should no longer be relied upon. The Company intends to effect the restatement through the filing of an amended Annual Report for the year ended March 31, 2005 and amended Quarterly Reports for the quarters ended June 30, 2005, September 30, 2005 and December 31, 2005.

         The primary effect of the restatement will result in an increase to "Depletion" in the Quarterly Reports for the quarters ended December 31, 2005, September 30, 2005 and an increase in "Production expenses" in the Quarterly Report for the quarter ended June 30, 2005 and the Annual Report for the year ended March 31, 2005. In turn, this will result in increases in "Total expenses," "Loss from operations," "Loss before income taxes," "Loss before minority interest," "Net Loss" and "Loss per common share (basic and diluted)" in the Quarterly Reports for the quarters ended December 31, 2005, September 30, 2005 and June 30, 2005 and in the Annual Report for the year ended March 31, 2005. It will result also in a change from consolidated net income from operations to a consolidated net loss from operations and a change from consolidated net income to consolidated net loss during the three months ended December 31, 2005 as disclosed in the Quarterly Report for that period.

         The effect of restatement will also result in the Company reducing its long term asset "Oil and Gas Properties, Full Cost Method, Less Accumulated Depreciation" on the Consolidated Balance Sheets as of December 31, 2005, September 30, 2005, June 30, 2005.

         The effect of revised reserves evaluation will also result in restatement of "Supplementary Financial Information on Oil and Natural Gas Exploration Development and Production Activities" on the Annual Report for the year ended March 31, 2005.

         Following is a summary of the effects of these adjustments on the Company's Consolidated Balance Sheets as of March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 and the Consolidated Statements of Operations for the periods ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005:

                                                  CONSOLIDATED BALANCE SHEETS


                                                 As restated              Adjustments        As previously reported
----------------------------------------- -------------------------- ---------------------- --------------------------
March 31, 2005:
---------------
Oil and Gas Properties, Full Cost
  Method, Less Accumulated Depreciation       $  42,802,405              $ (161,954)            $  42,964,359
Total non-current assets                         43,561,272                (161,954)               43,723,226
Total assets                                     61,871,927                (161,954)               62,033,881
Deficit accumulated during the
  development stage                              (3,900,094)               (161,954)               (3,738,140)
Total shareholders' equity                       54,590,940                (161,954)               54,752,894
Total liabilities and shareholders'
  equity                                         61,871,927                (161,954)               62,033,881

June 30, 2005:
--------------
Oil and Gas Properties, Full Cost
  Method, Less Accumulated Depreciation       $  48,634,135              $ (321,803)            $  48,955,938
Total non-current assets                         49,443,500                (321,803)               49,765,303
Total assets                                     66,147,097                (321,803)               66,468,900
Deficit accumulated during the
  development stage                              (4,597,745)               (321,803)               (4,275,942)
Total shareholders' equity                       59,978,907                (321,803)               60,300,710
Total liabilities and shareholders'
  equity                                         66,147,097                (321,803)               66,468,900

September 30, 2005:
-------------------
Oil and Gas Properties, Full Cost
  Method, Less Accumulated Depreciation       $  51,625,809              $ (497,287)            $  52,123,096
Total long term assets                           52,411,503                (497,287)               52,908,790
Total assets                                     63,684,894                (497,287)               64,182,181
Deficit accumulated during the
  development stage                              (8,483,202)               (497,287)               (7,985,915)
Total shareholders' equity                       60,081,291                (497,287)               60,578,578
Total liabilities and shareholders'
  equity                                         63,684,894                (497,287)               64,182,181

                                                               3

December 31, 2005:
------------------
Oil and Gas Properties, Full Cost
  Method, Less Accumulated Depreciation       $  54,773,982              $ (803,238)            $  55,577,220
Total long term assets                           55,980,070                (803,238)               56,783,308
Total assets                                    118,989,197                (803,238)              119,792,435

Deficit accumulated during the
  development stage                              (8,536,144)               (803,238)               (7,732,906)
Total shareholders' equity                      113,816,872                (803,238)              114,620,110
Total liabilities and shareholders'
  equity                                        118,989,197                (803,238)              119,792,435


                                                 CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 As restated              Adjustments        As previously reported
----------------------------------------- -------------------------- ---------------------- --------------------------
For the year ended March 31, 2005:
----------------------------------
Production expenses                              $ (427,103)             $ (161,954)             $   (265,149)
Total expenses                                   (4,761,445)               (161,954)               (4,599,491)
Loss from operations                             (3,787,799)               (161,954)               (3,625,845)
Loss before income taxes                         (3,285,969)               (161,954)               (3,124,015)
Loss before minority interest                    (3,286,312)               (161,954)               (3,124,358)
Net loss                                         (3,286,312)               (161,954)               (3,124,358)
Loss per common share (basic and                      0.122                   0.006                     0.116
diluted)

For the period from inception
(May 6, 2003) to March 31, 2005:
--------------------------------
Production expenses                              $ (427,103)             $ (161,954)             $   (265,149)
Total expenses                                   (5,547,960)               (161,954)               (5,386,006)
Loss from operations                             (4,574,314)               (161,954)               (4,412,360)
Loss before income taxes                         (3,817,767)               (161,954)               (3,655,813)
Loss before minority interest                    (3,818,110)               (161,954)               (3,656,156)
Net loss                                         (3,900,094)               (161,954)               (3,738,140)

For the three months ended
June 30, 2005:
--------------
Production expenses                              $ (227,589)             $ (159,849)             $    (67,740)
Total expenses                                   (1,301,727)               (159,849)               (1,141,878)
Loss from operations                               (639,090)               (159,849)                 (479,241)
Loss before income taxes                           (697,651)               (159,849)                 (537,802)
Loss before minority interest                      (697,651)               (159,849)                 (537,802)
Net loss                                           (697,651)               (159,849)                 (537,802)

For the period from inception
(May 6, 2003) to June 30, 2005:
-------------------------------
Production expenses                              $ (654,692)             $ (321,803)             $   (332,889)
Total expenses                                   (6,849,687)               (321,803)               (6,527,884)
Loss from operations                             (5,213,404)               (321,803)               (4,891,601)
Loss before income taxes                         (4,515,418)               (321,803)               (4,193,615)
Loss before minority interest                    (4,515,761)               (321,803)               (4,193,958)

                                                               4

Net loss                                         (4,597,745)               (321,803)               (4,275,942)
Loss per common share (basic and
  diluted)                                            (0.16)                  (0.01)                    (0.15)

For the three months ended
September 30, 2005:
-------------------
Depletion                                        $ (313,912)             $ (175,484)             $   (138,428)
Total expenses                                   (5,415,228)               (175,484)               (5,239,744)
Loss from operations                             (4,029,892)               (175,484)               (3,854,408)
Loss before income taxes                         (3,885,457)               (175,484)               (3,709,973)
Loss before minority interest                    (3,885,457)               (175,484)               (3,709,973)
Net loss                                         (3,885,457)               (175,484)               (3,709,973)
Loss per common share (basic and
  diluted)                                            (0.12)                  (0.01)                    (0.11)

For the six months ended
September 30, 2005:
-------------------
Depletion                                        $ (665,644)             $ (497,287)             $   (168,357)
Total expenses                                   (6,878,909)               (497,287)               (6,381,622)
Loss from operations                             (4,830,936)               (497,287)               (4,333,649)
Loss before income taxes                         (4,745,062)               (497,287)               (4,247,775)
Loss before minority interest                    (4,745,062)               (497,287)               (4,247,775)
Net loss                                         (4,745,062)               (497,287)               (4,247,775)
Loss per common share (basic and
  diluted)                                            (0.15)                  (0.02)                    (0.13)

For the period from inception
(May 6, 2003) to September 30, 2005:
------------------------------------
Depletion                                        $ (733,096)             $ (497,287)             $   (235,809)
Total expenses                                  (12,264,915)               (497,287)              (11,767,628)
Loss from operations                             (9,243,296)               (497,287)               (8,746,009)
Loss before income taxes                         (8,400,875)               (497,287)               (7,903,588)
Loss before minority interest                    (8,401,218)               (497,287)               (7,903,931)
Net loss                                         (8,483,202)               (497,287)               (7,985,915)
Loss per common share (basic and
  diluted)                                            (0.29)                  (0.02)                    (0.27)

For the three months ended
December 31, 2005:
------------------
Depletion                                        $ (451,029)             $ (305,951)             $   (145,078)
Total expenses                                   (2,226,442)               (305,951)               (1,920,491)
(Loss)/income from operations                      (167,650)               (305,951)                  138,301
(Loss)/income before income taxes                   (52,942)               (305,951)                  253,009
(Loss)/income before minority interest              (52,942)               (305,951)                  253,009
Net (loss)/income                                   (52,942)               (305,951)                  253,009
(Loss)/income per common share (basic)              (0.0016)                (0.0092)                   0.0076
(Loss)/income per common share (diluted)            (0.0016)                (0.0089)                   0.0073

                                                               5

For the nine months ended
December 31, 2005:
------------------
Depletion                                      $ (1,116,673)             $ (803,238)             $   (313,435)
Total expenses                                   (9,105,351)               (803,238)               (8,302,113)
Loss from operations                             (4,998,586)               (803,238)               (4,195,348)
Loss before income taxes                         (4,798,004)               (803,238)               (3,994,766)
Loss before minority interest                    (4,798,004)               (803,238)               (3,994,766)
Net loss                                         (4,798,004)               (803,238)               (3,994,766)
Loss per common share (basic and
  diluted)                                          (0.1468)                (0.0245)                  (0.1223)

For the period from inception
(May 6, 2003) to December 31, 2005:
-----------------------------------
Depletion                                      $ (1,184,125)             $ (803,238)             $   (380,887)
Total expenses                                  (14,491,357)               (803,238)              (13,688,119)
Loss from operations                             (9,410,946)               (803,238)               (8,607,708)
Loss before income taxes                         (8,453,817)               (803,238)               (7,650,579)
Loss before minority interest                    (8,454,160)               (803,238)               (7,650,922)
Net loss                                         (8,536,144)               (803,238)               (7,732,906)


         Following is a summary of the effects of this revision on the Company's
"Supplementary Financial Information on Oil and Natural Gas Exploration
Development and Production Activities" to the Consolidated Financial Statements for the year ended March 31, 2005:

                                                 As restated               Revision          As previously reported
----------------------------------------- -------------------------- ---------------------- --------------------------
December 31, 2005:
------------------
Proved developed reserves of natural gas        $         -           $ (15,917,000)             $ 15,917,000

Proved developed reserves of oil,
  condensate and natural gas liquids             10,580,000              (3,034,000)               13,614,000

Standardized measure of discounted
  future net cash flows                          99,921,000             (15,164,000)              115,085,000

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BMB MUNAI, INC.



Date: March 28, 2006                                By:  /s/ Adam R. Cook
                                                       ------------------------
                                                       Adam R. Cook, Secretary

                                       6